EXHIBIT 99.2

AGREEMENT OF COMPROMISE AND SETTLEMENT

This AGREEMENT OF COMPROMISE AND SETTLEMENT dated as of August 29, 2003 (this “Settlement Agreement”) is entered into by and among Cotelligent, Inc., a Delaware corporation (“Cotelligent” or the “Company”), on the one hand, and Skiritai Capital LLC, a Delaware limited liability company (“Skiritai”), Russell Silvestri (“Silvestri”), James Glockner (“Glockner”) and Lyron Bentovim (“Bentovim”) (collectively, the “Skiritai l3D Group”), on the other hand.

DEFINED TERMS

As used in this Settlement Agreement, the following terms shall have the following meanings:

“2002 Annual Meeting” means the annual meeting of the stockholders of Cotelligent held on June 11, 2002.

“Board” means the Board of Directors of Cotelligent.

“Common Stock” means the common stock, par value $.01 per share, of Cotelligent.

“Cotelligent Securities” means any securities issued by Cotelligent or any of its direct or indirect subsidiaries, including the Common Stock and any other debt or equity securities of Cotelligent or any of its direct or indirect subsidiaries that are outstanding as of the Execution Date or may hereafter be issued, and options or warrants to purchase the Common Stock or such other debt or equity securities.

“Director” means a member of the Board.

“Effective Date” means August 29, 2003.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Federal Action” means Cotelligent, Inc., v. Skiritai Capital LLC and Russell Silvestri, Case No. 3:02-cv-03786(PJH) pending in the United States District Court for the Northern District of California, Northern Division.

“Parties” means Cotelligent and each member of the Skiritai l3D Group. Cotelligent and each member of the Skiritai 13D Group shall for purposes of this Settlement Agreement be deemed to be, in his, her or its individual capacity, a Party.

“Person” means any individual, corporation, association, general or limited partnership, limited liability company, limited liability partnership, joint venture, trust, estate, other entity or organization or group.

“Schedule 13D” means the Statement on Schedule 13D, as amended, filed by members of the Skiritai 13D Group with the SEC on or about May 20, 2002, June 28, 2002 and July 9, 2003.

“SEC” means the Securities and Exchange Commission.

“Settlement Agreement” means this Settlement Agreement and Exhibits A-C attached hereto.

Additional Terms—The terms “Participant,” “Proxy” and “Solicitation” shall be used as defined in Regulation l4A under the Exchange Act (whether or not the pertinent securities are subject to Regulation l4A). The terms “Beneficial Ownership” and “Group” shall be used as defined in Regulation 13D-G under the Exchange Act. The terms “Affiliate” and “Associate” shall be used as defined in Rule 12b-2 under the Exchange Act.

RECITALS

A. WHEREAS, the Skiritai l3D Group solicited Proxies for the 2002 Annual Meeting to (i) elect Silvestri as a director of the Company and (ii) pass a stockholder proposal;

B. WHEREAS, after the 2002 Annual Meeting, Cotelligent commenced the Federal Action against Skiritai and Silvestri; and

C. WHEREAS, the Parties have determined that it would be in their best interests to resolve their disputes on the terms and conditions set forth in this Settlement Agreement.

FOR AND IN CONSIDERATION of the mutual covenants contained herein, the Parties, intending to be legally bound, hereby agree as follows:

1.    Settlement of Litigation.

1.1     Dismissal of Litigation. The Company shall cause its counsel to execute and file a Notice of Voluntary Dismissal, dismissing with prejudice all of the claims set forth in the Federal Action, as to all Parties to the Federal Action. Such dismissal shall be in the form attached hereto as Exhibit A (the “Notice of Voluntary Dismissal”). Counsel to the Company shall file the Notice of Voluntary Dismissal with the United States District Court for the Northern District of California, Northern Division on the Effective Date or as promptly as practicable thereafter. The Parties shall take such further action, if any, as may be necessary to obtain the prompt dismissal with prejudice of the Federal Action.

1.2    Mutual Release. The Parties shall execute and deliver the mutual release in the form of Exhibit B of this Settlement Agreement.

2.    Covenants of the Parties.

2.1    Appointment of a New Independent Director. As soon as reasonably practicable after the Effective Date, the Company shall appoint a new independent Director, reasonably satisfactory to Skiritai (a “New Independent Director”), to its Board to serve until the next annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified. For purposes of this Section 2.1, such New Independent Director shall be deemed to be reasonably satisfactory to Skiritai if such New Independent Director (i) has not been an Affiliate of the Company within the past five years and (ii) is “independent” (as independence is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards, Section 121(A) of the American Stock Exchange’s listing standards, or Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, as such sections may be modified or supplemented).

2.2    Standstill. Between the date hereof and the third anniversary of the Effective Date (the “Standstill Period”), each member of the Skiritai l3D Group agrees that it and its respective controlled Affiliates shall not, without the prior written consent of the Board, which consent may be withheld in the Board’s sole and absolute discretion, directly or indirectly, alone or in concert with any other Person:

(a)    (i) acquire, offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, Beneficial Ownership of any Cotelligent Securities (or any direct or indirect rights, options or warrants for any Cotelligent Securities), other than the Cotelligent Securities that such Person Beneficially Owns as of the date hereof as referenced in Section 3.1(c) of this Settlement Agreement; or (ii) encourage any Person to acquire, or advise any Person with respect to the acquisition or proposed acquisition of, Cotelligent Securities other than attempts to dispose of such aforementioned Cotelligent Securities that such Person Beneficially Owns as of the date hereof; provided, however, that this Section 2.2(a) shall not apply to acquisitions resulting from stock splits, reverse stock splits or other reclassifications affecting all outstanding Cotelligent Securities (or any class(es) thereof) or stock dividends or other pro rata distributions by Cotelligent or its direct or indirect subsidiaries to all holders of Cotelligent Securities (or any class(es) thereof) or from exercise of any rights so distributed;

(b)    solicit, encourage any other Person to solicit, advise any Person with respect to the Solicitation of, or in any other way participate in, endorse or facilitate any Solicitation of, Proxies or consents with respect to any Cotelligent Securities, or become a Participant, or otherwise engage in any Solicitation of Proxies or consents (A) with respect to any matter submitted or to be submitted to the vote of the holders of any Cotelligent Securities at any annual or special meeting or by written consent, including, without limitation, with respect to the election of Directors of Cotelligent in opposition to the nominees recommended by the Board or otherwise for the purpose of influencing or acquiring control of the management of Cotelligent, or (B) for the purpose of calling a special meeting of Cotelligent’ stockholders or the holders of any Cotelligent Securities;

(c)    advise or seek to advise any Person with respect to the voting of any Cotelligent Securities;

(d)    submit, encourage any other Person to submit, advise or assist any Person with respect to the submission of, or otherwise participate in, or endorse, or facilitate any nominations or proposals to Cotelligent or to the holders of Cotelligent Securities for consideration by the holders of any Cotelligent Securities at any annual or special meeting of such holders or in any action to be taken by written consent pursuant to Cotelligent’ charter or bylaws, Rule 14a-3 under the Exchange Act, the provisions of any document governing the terms of any such Cotelligent Securities or governing the rights of the holders thereof, or otherwise;

(e)    otherwise take any action to request a special meeting of the holders of any Cotelligent Securities;

(f)    request, or take any action to obtain or retain, any list of holders of Common Stock;

(g)    deposit any Cotelligent Securities in a voting trust or subject them to a voting agreement or other agreement or arrangement of similar effect or otherwise join or form a partnership, limited partnership, limited liability company, syndicate or other Group (except insofar as a Group consisting solely of the members of the Skiritai 13D Group shall be deemed to exist at the Effective Date) for the purpose of acquiring, holding, voting or disposing of any Cotelligent Securities, or for the purpose of circumventing or avoiding any of the provisions of this Settlement Agreement, or encourage, advise or assist any Person to do any of the foregoing;

(h)    engage in, or offer, agree or propose to engage in, any acquisition of the Company or any of its assets (other than to participate therein as a stockholder on terms generally available to all of Cotelligent’ stockholders); or arrange, or in any way participate, directly or indirectly, in any financing for any such transaction or for the purchase by any person of any Cotelligent Securities or any assets of Cotelligent;

(i)    solicit, seek or offer to effect, negotiate with, or make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board, to any Director or officer of the Company, or to any other stockholder of the Company, or otherwise formulate any plan or proposal or make any public announcement, proposal, offer or filing under the Exchange Act, any similar or successor statute or otherwise, or take action to cause the Company to make such filing, with respect to: (A) any form of business combination or transaction involving equity securities of the Company including, without limitation, a merger, tender offer, exchange offer or liquidation of the Company’s assets; (B) any form of restructuring, recapitalization or similar transaction with respect to the Company or any Affiliate thereof, including, without limitation, a merger, exchange offer or liquidation of the Company’s assets; (C) any acquisition or disposition of assets by the Company; (D) any request to amend, waive or terminate the provisions of this Settlement Agreement; or (E) any proposal or other statement similar to the foregoing; provided, however, that the members of the Skiritai 13D Group and their Affiliates and Associates may discuss the affairs and prospects of the Company, the status of the Skiritai 13D Group’s investments in the Company and any of the matters described in clauses (A) through (E) of this paragraph at any time, and from time to time, with (i) each other and with their outside legal advisors or (ii) any member of the Board who is also an officer of the Company on an informal, cooperative basis, in each case if as a result of any such discussions the members of the Skiritai 13D Group are not required to make, and otherwise do not make, any public announcement or filing under the Exchange Act otherwise prohibited by this Settlement Agreement as a result thereof;

(j)    otherwise act (w) to seek representation on the Board, (x) to seek the removal of any members of, or a change in the composition or size of, the Board, (y) to seek or offer to control or influence, in any manner, the management, Board or policies of the Company, or (z) to acquire control of Cotelligent or any of its securities or assets, provided, however, that this subsection (z) shall not apply to acquisitions resulting from stock splits, reverse stock splits or other reclassifications affecting all outstanding Cotelligent Securities (or any class(es) thereof) or stock dividends or other pro rata distributions by Cotelligent or its direct or indirect subsidiaries to all holders of Cotelligent Securities (or any class(es) thereof) or from exercise of any rights so distributed; provided, however, that the members of the Skiritai 13D Group and their Affiliates and Associates may discuss the affairs and prospects of the Company, the status of the Skiritai 13D Group’s investments in the Company and any of the matters described in clauses (w) through (z) of this paragraph at any time, and from time to time, with (i) each other and with their outside legal advisors or (ii) any member of the Board who is also an officer of the Company on an informal, cooperative basis, in each case if as a result of any such discussions the members of the Skiritai 13D Group are not required to make, and otherwise do not make, any public announcement or filing under the Exchange Act otherwise prohibited by this Settlement Agreement as a result thereof;

(k)    publicly disclose any intent, purpose, plan or proposal with respect to the Company, its Board, management, policies, or affairs or any of its securities or assets, or take any action that could require the Company to make any public disclosure relating to any such intent, purpose, plan or proposal;

(l)    except as may be otherwise required by law, will not encourage, or cooperate (except to the extent required by law), with plaintiffs in any pending or subsequently initiated derivative, class action or shareholder litigation related to Cotelligent or its directors; or

(m)    assist, advise, encourage, facilitate or enter into any agreement or arrangement to assist or advise, any other Person in taking any action referenced in any of Sections 2.2(a) through (l) above.

2.3    Agreement to Vote Shares of Common Stock. At all times during the Standstill Period (as defined in Section 2.2 above), at any stockholder meeting or in connection with any action by written consent at or in which shares of Common Stock are entitled to vote, each member of the Skiritai 13D Group shall vote all shares of Common Stock which such member Beneficially Owns, (i) in favor of the slate of nominees proposed by the Board and (ii) on any matter submitted to the stockholders of the Company at any annual or special meeting or by written consent, in accordance with the recommendation of the Board as to how such shares of Common Stock shall be voted. Notwithstanding the foregoing, each member of the Skirtai 13D Group shall be entitled to vote their shares in any manner with respect to any proposal submitted by the Board to the Company’s stockholders that would directly result in a change of control of the Company, which shall be deemed to include, among other things, (a) any transaction or series of related transactions pursuant to which the shareholders of the Company prior to such transaction or series of transactions hold less than a majority of the voting power of the Company or any successor in interest thereto or less than a majority in interest of all or substantially all of the assets of the Company, and (b) any transaction or series of related transactions pursuant to which the directors of the Company prior to such transaction or series of transactions constitute less than a majority of the members of the Company Board or the board of directors of any successor in interest thereto.

2.4    Dispositions of Common Stock. During the Standstill Period, each member of the Skiritai 13D Group agrees that it will not, directly or indirectly, sell, assign, transfer, grant an option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) (collectively, a “Disposition”) any shares of Common Stock other than to the Company; provided, however, that such limitation shall not apply with respect to:

(a)    a Disposition to or through any market maker with respect to the Common Stock;

(b)    a Disposition pursuant to a bona fide pledge of Common Stock by a member of the Skiritai 13D Group as security for bona fide indebtedness to a brokerage firm or financial institution to be bound by all of the terms and provisions of this Agreement for money borrowed;

(c)    a Disposition in any amount to any principal for its own account either through a broker-dealer or in a privately negotiated transaction, provided, that in a transaction with a broker-dealer, such broker-dealer agrees that it shall not, either as principal or agent, make any Disposition to a person who, after giving effect to such Disposition would, together with its Affiliates, to the knowledge of such broker-dealer, beneficially own 5% or more of the outstanding Common Stock; provided, however, that any such transferee shall first agree in writing to be bound by all of the terms and provisions of this Agreement with the same force and effect as if such person were a member of the Skiritai 13D Group as of the date hereof; or

(d)    a Disposition to any other member of the Skiritai 13D Group or any Affiliates, immediate family member to trust for the benefit of such member; provided, however, that any such transferee shall first agree in writing to be bound by all of the terms and provisions of this Agreement with the same force and effect as if such person were a member of the Skiritai 13D Group as of the date hereof; or

2.5    Company Right of First Refusal.

(a)    During the Standstill Period, prior to any proposed Disposition of shares of Common Stock pursuant to Section 2.4(c) of this Agreement by any member of the Skiritai 13D Group, such member of the Skiritai 13D Group shall (i) deliver to the Company a written notice (the “Disposition Notice”) stating (A) the bona fide intention of such member of the Skiritai 13D Group to effect a Disposition such shares of Common Stock (the “Offered Shares”), (B) the name of each proposed purchaser or other transferee, if then known (each, a “Proposed Transferee”), (C) the number of Offered Shares to be included in such Disposition to each such Proposed Transferee, and (D) the bona fide cash price or other consideration for which such member of the Skiritai 13D Group proposes to effect such Disposition of the Offered Shares (the “Offered Price”), and (ii) offer the Offered Shares at the Offered Price to the Company on the terms and subject to the same conditions set forth in the Disposition Notice.

(b)    At any time within five (5) calendar days following the date upon which the Company receives a Disposition Notice (the “Exercise Notice”), the Company may, by giving written notice to the member of the Skiritai 13D Group proposing to effect a Disposition of such Offered Shares elect to purchase all or any portion of the Offered Shares at a purchase price equal to the Offered Price (the “ROFR Purchase Price”). If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company’s Board and the member of the Skiritai 13D Group proposing to effect a Disposition such Offered Shares in good faith. The Company shall pay the ROFR Purchase Price within (15) calendar days after the end of the Exercise Period. The Company shall pay the ROFR Purchase Price in cash (by check or wire transfer). The sale shall constitute a representation and warranty by the member of the Skiritai 13D Group proposing to effect a Disposition of such Offered Shares that the Offered Shares are being sold are free and clear of all liens and encumbrances of any kind whatsoever.

(c)    In the event that the Company shall purchase less than all of the Offered Shares proposed in any Disposition Notice prior to the applicable Exercise Period, then the member of the Skiritai 13D Group proposing to effect a Disposition of such Offered Shares may effect a Disposition of the remaining Offered Shares at the Offered Price or at a higher price, provided that such Disposition (i) is completed within forty five (45) calendar days after the end of the Exercise Period, (ii) is in accordance with all the terms of this Agreement and all other agreements between the Company, on the one hand, and the members of the Skiritai 13D Group, on the other hand, and (iii) is effected in accordance with any applicable securities laws. If a Disposition of the Offered Shares described in any Disposition Notice is not completed within such forty five (45) calendar day period, then any member of the Skiritai 13D Group thereafter proposing a new Disposition of such Offered Shares shall be required to comply with the provisions of this Section 2.5 in respect of such new Disposition.

Any attempted Disposition that is not made in compliance with Section 2.4 and Section 2.5 of this Agreement shall be null and void ab initio.

2.6    Liquidity Event. The Board shall consider at each meeting of the Board during the twelve months from the Effective Date (and at least four times during such period) effecting one or more transactions within such twelve month period, that would result in a return of a portion of the Company’s capital (including by way of dividends or other distributions, tender offers or other stock repurchases) (a “Liquidity Event”) to its common stockholders. Notwithstanding the foregoing, the decision to effect a Liquidity Event shall be within the Board’s sole discretion and the Board shall have no obligation hereunder to effect a Liquidity Event during such twelve month period or at any time thereafter.

2.7    Periodic Meetings with Skiritai. Upon the request of Skiritai, the Company shall make the management of the Company reasonably available for periodic meetings with representatives of Skiritai to discuss the business of the Company; provided, that the Company shall not be obligated to make management available more than one time during any fiscal quarter; provided, further, that such representatives of Skiritai shall enter into customary confidentiality agreements with the Company prior to receiving any non-public material information regarding the Company.

2.8    Reimbursement of Expenses. The Company agrees to reimburse Skiritai for its out-of-pocket expenses incurred in connection with the Federal Action in the amount of $275,000. Skiritai represents and warrants to the Company that the Skiritai has reasonably incurred out-of-pocket expenses in excess of $275,000 in connection with the Federal Action. The Company shall pay such amount to Skiritai in full satisfaction of its obligation in the first sentence of this Section 2.8 only upon its receipt of signatures to this Agreement and the Mutual Release from each member of the Skiritai 13D Group.

2.9    Joint Press Release. Cotelligent and Skiritai shall issue a joint press release in the form attached hereto as Exhibit C to this Settlement Agreement (with no further modifications or amendments thereto). No Party or any of its respective Affiliates, attorneys, Associates or representatives shall issue any other press release, statement, or other public comment that is inconsistent with, or is otherwise contrary to, any statement in such press release, and shall make no press release, statement or other public comment relating to the other Parties or the Settlement Agreement that is not required under the Exchange Act or otherwise by law.

2.10    Non-Disparagement.

(a)    From and after the date hereof, no member of the Skiritai 13D Group shall publicly disparage, criticize, or make any negative statements regarding Cotelligent, the Board, its policies, or any member thereof.

(b)    From and after the date hereof, Cotelligent and its Affiliates shall not publicly disparage, criticize or make any negative statements regarding the Skiritai 13D Group, any member of the Skiritai l3D Group or its (or any of its members’) Affiliates.

3.    Representations and Warranties.

3.1    Representations and Warranties of the Skiritai l3D Group. Each member of the Skiritai 13D Group, severally and not jointly, represents and warrants to Cotelligent as follows:

(a)    Such member of the Skiritai l3D Group has the requisite legal power and authority to execute, deliver and carry out this Settlement Agreement, and has taken all necessary legal action to authorize the execution, delivery and performance of this Settlement Agreement and the transactions contemplated hereby.

(b)    This Settlement Agreement has been duly and validly authorized, executed and delivered by such member of the Skiritai 13D Group, and constitutes a valid and binding obligation, enforceable against such Party in accordance with its terms.

(c)    Each member of Skiritai 13D Group Beneficially Owns the Cotelligent Securities as set forth on the signature pages hereto. Neither such member of the Skiritai 13D Group nor any of its Affiliates Beneficially Owns, or has any direct, indirect or contingent pecuniary interest in, any Cotelligent Securities other than as disclosed in the Schedule l3D.

(d)    Neither such member of the Skiritai l3D Group nor any of its Affiliates is a member of any Group with respect to Cotelligent Securities and there are no other persons who are part of such a Group with it or any of its Affiliates, except as disclosed in the Schedule 13D.

3.2    Representations and Warranties of Cotelligent. Cotelligent represents and warrants to each member of the Skiritai l3D Group as follows:

(a)    Cotelligent has the requisite corporate power and authority to execute, deliver and carry out this Settlement Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Settlement Agreement and the transactions contemplated hereby.

(b)    This Settlement Agreement has been duly and validly authorized, executed and delivered by Cotelligent and constitutes a valid and binding obligation, enforceable against Cotelligent in accordance with its terms.

4.    Miscellaneous.

4.1    No Admission of Liability or Wrongdoing. This Settlement Agreement and any proceedings taken hereunder are not and shall not in any way be construed as or deemed to be evidence of any admission or concession on the part of any Party of (i) the merits or lack of merits of any claim asserted in the Federal Action; (ii) the merits or lack of merits in any contention in the Schedule 13D or in any other materials relating to Cotelligent or the 2002 Annual Meeting filed by the Skiritai 13D Group with the SEC; or (iii) any liability or wrongdoing whatsoever, which liability and wrongdoing are hereby expressly denied and disclaimed by each of the Parties.

4.2    Fees and Expenses. Except as set forth in Section 2.8 hereof, each Party shall bear its own costs and attorney’s fees incurred in connection with all matters contemplated by and related to this Settlement Agreement (including, without limitation, those costs and attorney’s fees related to the Federal Action and the negotiation and execution of this Settlement Agreement). Nothing contained in this Settlement Agreement shall be deemed to alter, affect or release any claims by any Party against their insurers.

4.3    No Duress, etc. The Parties agree that this Settlement Agreement is entered into without duress, in good faith and for sufficient consideration, and that it is fair, just and reasonable to all Parties.

4.4    Full Knowledge; Independent Advice, etc. This Settlement Agreement is entered into with full knowledge of any and all rights which the Parties may have by reason of the pending litigation. All Parties have received or have had made available to them all financial and other information they or their counsel considered necessary to an informed judgment concerning the Settlement Agreement. Each Party has received independent legal advice, has conducted such investigation as its counsel thought appropriate, and has consulted with such other independent advisors as each of them and their counsel deemed appropriate, regarding the Federal Action, this Settlement Agreement and their rights and asserted rights in connection therewith. None of the Parties is relying upon any representations or statements made by any other Party, or such other Party’s employees, agents, representatives or attorneys, regarding this Settlement Agreement or its preparation except to the extent such representations are expressly set forth herein.

4.5    Reasonable Efforts. All Parties hereto agree to exercise all reasonable efforts and to take all reasonable steps necessary to effectuate the settlement set forth in this Settlement Agreement.

4.6    Successors. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and assigns, and upon any corporation or other entity into or with which any Party hereto may merge, combine or consolidate (provided that the Party is the survivor in such merger, combination or consolidation).

4.7    Governing Law. This Settlement Agreement and all disputes arising out of or relating to it shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without reference to the conflict of laws principles thereof.

4.8    Amendments. Any provision in this Settlement Agreement may be amended or waived by an instrument in writing signed by Cotelligent and each member of the Skiritai 13D Group, and any such amendment or waiver shall be binding on all Parties. No amendment to or waiver of any other provision hereof shall be effective as against any Party unless such Party agrees to such amendment or waiver in writing.

4.9    Authority. Each person executing this Settlement Agreement represents that he or it has read and fully understands this Settlement Agreement and that he or it has the authority to execute this Settlement Agreement in his individual capacity or in the capacity identified on the signature page below.

4.10    Notices. Any notice or communication required or permitted to be given to any Party pursuant to this Settlement Agreement shall be delivered by hand, transmitted by facsimile or sent by registered or certified mail to the address(es) set forth below, or to such other address as any Party shall designate by notice in compliance with this Section. Any notice sent in accordance with this Section shall be deemed received one day after transmission if sent by facsimile (and a confirmation obtained) or delivered by hand, and five business days after deposit if mailed.

Notice to Cotelligent:	Cotelligent, Inc. Attn: James R. Lavelle 100 Theory, Suite 200 Irvine, California 92612

With a copy to:	Morgan, Lewis & Bockius LLP Attn: David W. Pollak, Esq. 101 Park Avenue New York, New York 10178 Facsimile: (212) 309-6273

Notice to Skiritai:	Skiritai Capital LLC 655 Montgomery Street Suite 1438 San Francisco, California 94111

With a copy to:	Wilson Sonsini Goodrich & Rosati Professional Corporation Attn: Michael Kennedy, Esq. One Market, Spear Tower Suite 3300 San Francisco, California 94105 Facsimile: (415) 947-2099

Notice to Russell Silvestri:	Russell Silvestri c/o Skiritai Capital LLC 655 Montgomery Street Suite 1438 San Francisco, California 94111

With a copy to:	Wilson Sonsini Goodrich & Rosati Professional Corporation Attn: Michael Kennedy, Esq. One Market, Spear Tower Suite 3300 San Francisco, California 94105 Facsimile: (415) 947-2099

Notice to James Glockner:	James Glockner c/o Skiritai Capital LLC 655 Montgomery Street Suite 1438 San Francisco, California 94111

With a copy to:	Wilson Sonsini Goodrich & Rosati Professional Corporation Attn: Michael Kennedy, Esq. One Market, Spear Tower Suite 3300 San Francisco, California 94105 Facsimile: (415) 947-2099

Notice to Lyron Bentovim:	Lyron Bentovim c/o Skiritai Capital LLC 655 Montgomery Street Suite 1438 San Francisco, California 94111

With a copy to:	Wilson Sonsini Goodrich & Rosati Professional Corporation Attn: Michael Kennedy, Esq. One Market, Spear Tower Suite 3300 San Francisco, California 94105 Facsimile: (415) 947-2099

4.11    Specific Performance and Jurisdiction. Each of the Parties acknowledges and agrees that irreparable harm would occur if any provision of this Settlement Agreement were not performed in accordance with the terms thereof, or were otherwise breached, and that such harm could not be remedied by an award of money damages. Accordingly, the Parties hereto agree that any non-breaching party shall be entitled to an injunction to prevent breaches of this Settlement Agreement and to enforce specifically the terms and provisions hereof. More specifically, each of the Parties hereto hereby agrees that any action, suit or proceeding arising out of or relating to this Settlement Agreement shall be commenced exclusively in any State or Federal Court having subject matter jurisdiction in the State of Delaware, and each Party consents to the personal jurisdiction of and venue in Delaware and agrees further that service of process or notice in any such action or proceeding shall be effective if given in the manner set forth in Section 4.10 of this Settlement Agreement.

4.12    Counterparts. This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A signature page shall be deemed an original if it is transmitted to each Party by facsimile and the original is received by the other Parties within two (2) business days of the facsimile transmission.

4.13    Severability. If this Settlement Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable against any member of the Skiritai l3D Group, such holding shall in no way render the Settlement Agreement invalid, void or unenforceable against any other member of the Skiritai 13D Group. Nothing in this Section 4.13 shall be construed as excusing any breach of a representation or warranty made in this Settlement Agreement, and nothing herein shall be deemed a waiver by any Party of any rights or claims arising from any such breach.

4.14    Entire Agreement; No Third-Party Beneficiaries; Assignment. This Settlement Agreement (i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and is not intended to confer upon any person other than the Parties hereto any rights or remedies hereunder and (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties. Any attempted assignment or transfer in violation of this Section shall be void and of no effect.

4.15    Rules of Construction. The Parties agree that the following rules shall govern the interpretation and construction of this Agreement:

(i)    All Section headings are for convenience only and shall not limit, alter, or otherwise affect the construction or interpretation of this Agreement.

(ii)    Whenever the context so requires, the neuter gender shall include the feminine or masculine, and vice versa.

(iii) Any rule of construction disfavoring the drafting Party shall not apply in the construction of any provision of this Agreement.

4.16    Injunctions or Restraining Orders. In the event that any part of the Settlement Agreement is temporarily, preliminarily or permanently enjoined or restrained by a court of competent jurisdiction, the Parties hereto shall use their reasonable best efforts to cause any such injunction or restraining order to be vacated or dissolved or otherwise declared or determined to be of no further force or effect.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement as of the date first written above.

Dated: August 29, 2003		SKIRITAI CAPITAL LLC

	By:	/S/ LYRON BENTOVIM

Name: Lyron Bentovim Title: Managing Director

858,000

Cotelligent Securities Beneficially Owned

/S/ RUSSELL SILVESTRI

Dated: August 29, 2003		Russell Silvestri

888,000

Cotelligent Securities Beneficially Owned

/S/ JAMES GLOCKNER

Dated: August 29, 2003		James Glockner

184,500

Cotelligent Securities Beneficially Owned

/S/ LYRON BENTOVIMR

Dated: August 29, 2003		Lyron Bentovim

858,000

Cotelligent Securities Beneficially Owned

Dated: August 29, 2003		COTELLIGENT, INC.

	By:	/S/ JAMES R. LAVELLE

Name: James R. Lavelle Title: Chairman and Chief Executive Officer

Exhibit A

William P. Keane (State Bar No. 124756)

Karen P. Kimmey (State Bar No. 173284)

Heather A. Steiner (State Bar No. 222202)

Farella Braun & Martel LLP

Russ Building, 30th Floor

235 Montgomery Street

San Francisco, CA 94104

Telephone: (415) 954-4400

Facsimile: (415) 954-4480

Attorneys for Plaintiff

COTELLIGENT, INC.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

COTELLIGENT, INC., Plaintiff, vs. SKIRITAI CAPITAL LLC and RUSSELL SILVESTRI, Defendants.	Case No. 3:02-cv-03786 (PJH) NOTICE OF STIPULATED DISMISSAL Before: Hon. Phyllis J. Hamilton

Pursuant to Fed. R. Civ. Pro. 41(a)(1), plaintiff Cotelligent, Inc., by and through its undersigned counsel, and defendants Skiritai Capital LLC and Russell Silvestri, by and through their undersigned counsel, hereby agree and stipulate to the dismissal of the above-captioned action with prejudice.

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Dated:                         , 2003

FARELLA BRAUN & MARTEL LLP

By:

William P. Keane
Attorneys for Plaintiff Cotelligent, Inc.

Dated:                           , 2003

WILSON SONSINI GOODRICH & ROSATI

By:

Attorneys for Defendants
Skiritai Capital LLC and Russell Silvestri

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Exhibit B

MUTUAL RELEASE

This Mutual Release (the “Release”) is entered into by and among Cotelligent, Inc., a Delaware corporation (“Cotelligent” or the “Company”), on the one hand, and Skiritai Capital LLC, a Delaware limited liability company (“Skiritai”), Russell Silvestri (“Silvestri”), James Glockner (“Glockner”) and Lyron Bentovim (“Bentovim”) (collectively, the “Skiritai 13D Group”), on the other hand, with reference to that certain Agreement of Compromise and Settlement dated as of August 29, 2003 (the “Settlement Agreement”). This Release shall only be effective upon the execution and delivery of the Settlement Agreement. Capitalized terms not otherwise defined in this Release shall have the meanings set forth in the Settlement Agreement.

Skiritai 13D Group. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, each member of the Skiritai l3D Group, on behalf of itself and of all its agents, attorneys, successors and assigns (the “Skiritai Releasors”), hereby releases, acquits and forever discharges Cotelligent, together with its respective present and former officers, Directors, stockholders, employees, agents, attorneys, spouses, children, successors and assigns (collectively, the “Cotelligent Releasees”), of and from any and all claims, contracts, debts, demands, causes of action (whether at law or equity), demands, expenses and damages (“Claims”) which such Skiritai Releasors may have had, or may now have, or may hereafter have (whether through operation of law, assignment or subrogation), from the beginning of time to the Effective Date, real or suspected, known or unknown, actual or contingent, direct or derivative, including but not limited to any Claims relating to or arising out of the Federal Action, or any of the matters claimed, asserted or alleged, or that could have been claimed, asserted or alleged, related to or arising out of the subject matter covered by the Federal Action or the Settlement Agreement (collectively, the “Skiritai 13D Group Released Claims”), excepting only any action, cause of action, suit or proceeding arising by virtue of the breach of the Settlement Agreement.

Each member of the Skiritai 13D Group represents and warrants that there has been, and there will be, no assignment or other transfer of any interest in any Skiritai 13D Group Released Claims which they may have against the Cotelligent Releasees, or any of them, and each member of the Skiritai 13D Group agrees to indemnify and hold harmless the Cotelligent Releasees, and each of them, from and against any Skiritai 13D Group Released Claims, liability, demands, damages, costs, expenses and attorney’s fees incurred by the Cotelligent Releasees, or any of them, as a result of any person or entity asserting any such assignment or transfer, or any rights in or to any Skiritai 13D Group Released Claims. These indemnification obligations shall not be conditioned upon any payment by any member of the Skiritai l3D Group.

Cotelligent. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Cotelligent, on behalf of itself and all of its successors and assigns (the “Cotelligent Releasors”), hereby releases, acquits and forever discharges each member of the Skiritai 13D Group, together with their respective present and former officers, Directors, employees, agents, attorneys, spouses, children, successors and assigns, and individually (collectively, the “Skiritai 13D Group Releasees”), of and from any and all Claims which any Cotelligent Releasor may have had, or may now have, or may hereafter have (whether through operation of law, assignment or subrogation), from the beginning of time to the Effective Date, real or suspected, known or unknown, actual or contingent, direct or derivative, including but not limited to any Claims relating to or arising out of the Federal Action, or any of the matters claimed, asserted or alleged, or that could have been claimed, asserted or alleged, in the Federal Action or related to or arising out of the subject matter covered by the Settlement Agreement (collectively, the “Cotelligent Released Claims”), excepting only any action, cause of action, suit or proceeding arising by virtue of the breach of the Settlement Agreement.

Cotelligent represents and warrants that there has been, and there will be, no assignment or other transfer of any interest in any Cotelligent Released Claims which they may have against the Cotelligent Releasees, or any of them, and Cotelligent agrees to indemnify and hold harmless the Skiritai l3D Group Releasees, and each of them, from and against any Cotelligent Released Claims, liability, demands, damages, costs, expenses and attorney’s fees incurred by the Skiritai 13D Group Releasees, or any of them, as a result of any person or entity asserting any such assignment or transfer, or any rights in or to any Cotelligent Released Claims. These indemnification obligations shall not be conditioned upon any payment by Cotelligent.

Additional Terms. With respect to each of the releases set forth above, each person or entity granting or receiving such a release (i) agrees that such releases do not preclude any Party hereto from seeking to enforce any undertaking or promise contained in the Settlement Agreement or from seeking redress for the breach of any representation or warranty contained in the Settlement Agreement, (ii) agrees not to challenge, and shall use its best efforts to cause each of its affiliates, Associates and representatives not to challenge, the validity of any provisions of the Settlement Agreement or this Release and (iii) expressly waives any and all rights and benefits conferred by any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims, including Section 1542 of the California Code which states “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

This Release and the Settlement Agreement are not, and shall not be construed to be an admission of any breach of duty, liability or other wrongdoing whatsoever by the Cotelligent Releasees or the Skiritai Releasees, and neither this Release nor the Settlement Agreement shall be offered or used as an admission or evidence of any breach of duty, liability or other wrongdoing whatsoever.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Release as of the date first written above.

DATED: August , 2003	SKIRITAI CAPITAL LLC

By:

Name: Title:

DATED: August , 2003

Russell Silvestri

DATED: August , 2003

James Glockner

DATED: August , 2003

Lyron Bentovim

DATED: August , 2003	COTELLIGENT, INC.

By:

Name: Title:

Exhibit C

Cotelligent and Skiritai Joint Press Release

COTELLIGENT SETTLES LAWSUIT AGAINST SKIRITAI CAPITAL

Company and large stockholder agree to cooperate to build shareholder value

Irvine, CA—August             , 2003—Cotelligent, Inc. (OTC BB:CGZT) a leading developer of business solutions that enhance, integrate and extend enterprise information to mobile and Web technologies, announced today that it has dropped its law suit against stockholder Skiritai Capital with prejudice.

“Over the past several weeks Skiritai’s leader Russ Silvestri and I have had a series of discussions that have focused on our mutual interests rather than our differences” stated James Lavelle, Cotelligent’s Chairman and CEO. “I believe we have negotiated a fair settlement for both sides and am eager to advance our relationship to one in which we may, together, work to improve our opportunities and increase shareholder value”.

About Cotelligent, Inc.

Cotelligent, Inc. (www.cotelligent.com) creates customized business solutions that enhance existing applications, integrate disparate systems and extend our clients’ current environment with mobile and Web technologies. Cotelligent develops solutions on a proven foundation of reusable design components and patterns that give clients greater flexibility and agility for future requirements. Cotelligent approaches each and every project by creating solutions that precisely fit each of its client’s needs and improve productivity with the shortest possible implementation time. Cotelligent’s exclusive architecture, consultative and collaborative approach has helped its clients reduce costs and implementation time by as much as 50%.

Cotelligent (OTC BB: CGZT) was established in 1996 and is a debt-free public company. Cotelligent employs 140 people throughout the U.S. with headquarters in Irvine, California.

About Skiritai Capital

Safe Harbor Statement

Except for historical information contained herein, the information contained in this news release includes forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from such statements. All forward-looking statements included in this release are based upon information available to Cotelligent as of the date hereof, and Cotelligent assumes no obligation to update any such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the extent to which customers invest in IT infrastructures; the availability of qualified IT professionals; the rate of hiring, productivity, and retention of revenue-generating personnel; changes in the pricing of

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Cotelligent’s services; the timing and rate of entrance into new regional and international markets; the structure and timing of acquisitions or investments; the possibility that technologies will not perform according to expectations or be accepted by the market; the market price for Cotelligent common stock and general economic conditions. Please refer to the discussion of risk factors and other factors included in Cotelligent’s most recent Report on Form 10-Q, Report on Form 10-K for the year ended December 31, 2002, and other filings made with the Securities and Exchange Commission.

Cotelligent Contact:

Douglas B. Boxx

Director of Marketing

Cotelligent

100 Theory, Suite 200

Irvine, CA 92612

(949) 823-1674

doug.boxx@cotelligent.com

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